UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number        811-22185

                         IndexIQ Trust
(Exact name of registrant as specified in charter)

800 Westchester Ave., Suite S-710
                                Rye Brook, NY 10573
(Address of principal executive offices) (Zip code)

Adam S. Patti
IndexIQ Advisors LLC
800 Westchester Ave., Suite S-710
                                Rye Brook, NY 10573
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-888-474-7725

Date of fiscal year end: April 30

Date of reporting period: April 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT    |   APRIL 30, 2017

IndexIQ Trust

IQ Hedge
Multi-Strategy Plus Fund

The investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus and the statement of additional information include this and other relevant information about the Fund and are available by visiting www.IQetfs.com or by calling 1-888-474-7725. Read the prospectus carefully before investing.

Fund performance that is current to the most recent month-end is available by visiting www.IQetfs.com or by calling 1-888-474-7725.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Please visit IndexIQ’s web site at www.IQetfs.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call IndexIQ at 1-888-474-7725.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Fund is distributed by NYLIFE Distributors LLC which is affiliated with IndexIQ, the Fund’s investment advisor.

IndexIQ® and IQ® are registered service marks of New York Life Insurance Company.

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Shareholder Letter (unaudited)

Dear Shareholder:

We are pleased to present you with this annual report for IQ Hedge Multi-Strategy Plus Fund for the 12 months ended April 30, 2017.

During the annual period ended April 30, 2017, we are excited to have expanded IndexIQ’s product line-up with the introduction of three new ETFs within the IndexIQ ETF Trust — each a first-of-a-kind offering. Still, it was a challenging annual period for shareholders of the IQ Hedge Multi-Strategy Plus Fund, as unexpected events dominated the headlines. Indeed, among the major factors affecting the financial markets were the U.K.’s surprise “leave” vote on June 23, 2016, popularly known as Brexit, which began the extended process of the U.K.’s exit from the European Union and forced a change in leadership at the Prime Minister post. The U.S. experienced a long election cycle, which culminated on November 8, 2016 with the unanticipated victory of Donald Trump and then on January 20, 2017 with his inauguration as the 45th President of the United States. While these events were unexpected and coincided with spikes in market volatility, calm settled back to general lows rather quickly after each event. The U.S. Federal Reserve (the Fed) raised short-term interest rates 0.25% in December 2016 and did so again in March 2017. The U.S. dollar weakened throughout 2016 before strengthening toward the end of the calendar year and then falling again for the first four months of 2017 overall.

All that said, there was generally a “risk on” sentiment amongst investors, and thus most U.S. and global equity indices posted double-digit gains during the annual period ended April 30, 2017. U.S. investment grade and high yield corporate bonds also generated positive returns during the same time period, while long-term U.S. Treasuries underperformed other segments of the yield curve, or spectrum of maturities. Commodities broadly recovered from performance one year prior, but the drawdown that began in 2008 had not yet fully recovered by the end of the annual period.

On the following pages, you will find a detailed discussion of the key factors influencing performance of the IQ Hedge Multi-Strategy Plus Fund during the annual period. You will also find a schedule of investments and financial statements.

We thank you for choosing the IQ Hedge Multi-Strategy Plus Fund, and we honor the responsibility you have placed on us. For more information on the IQ Hedge Multi-Strategy Plus Fund or our broad array of alternative investment solutions, please visit us at www.IQetfs.com or call us at 888-474-7725.

Adam S. Patti
Chief Executive Officer

Registered Representative of NYLIFE Distributors LLC

Management’s Discussion of Fund Performance (unaudited)

How did IQ Hedge Multi-Strategy Plus Fund perform during the 12 months ended April 30, 2017 (the “reporting period”)?

Excluding all sales charges, IQ Hedge Multi-Strategy Plus Fund returned -0.82% for Class A shares for the 12 months ended April 30, 2017. Over the same period, the Fund returned -0.30% for Class I shares. To compare, the Fund’s Underlying Index, the IQ Hedge Multi-Strategy Index1 returned 2.16% for the same time period. The S&P 500® Index and the HFRI Fund of Funds Composite Index1 returned 17.17% and 5.68%, respectively, for the same period.

What factors affected the Fund’s performance during the reporting period?

The Fund’s positions in U.S. large-cap value equities and convertible bonds, via underlying ETFs, were the primary positive contributors to returns during the reporting period. Positions in global equities and investment grade corporate bonds, via underlying ETFs, also added value. The Fund’s short positions in the euro and Japanese yen were directionally correct and thus also contributed positively to the Fund’s annual performance. Conversely, the Fund’s positive exposure to volatility, via an underlying ETF, was the largest detractor from performance during the reporting period.

From an allocation perspective, the Fund’s allocation to bonds was net positive during the reporting period. While the Fund’s average short exposure to high yield corporate bonds detracted from overall performance, the total bond allocation was able to dampen the underperformance from the allocation. Equities were net long within the Fund but maintained a higher gross weight than the other asset classes. Long positions in U.S., European and Japanese equities, via underlying ETFs, contributed positively, while short exposures to emerging markets equities and Asia ex-Japan equities detracted. During the reporting period, global equities performed positively in developed and emerging markets.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund used derivative positions where necessary to help it track its Underlying Index, which contains both long and short weights. Derivatives were also used to gain an additional 25% leverage on both long and short positions. Consequently, the net weight of all long and short positions is 125%. Primarily, the Fund used total return swaps on the ETFs at the weights in which they are included in the Underlying Index.

How were the Fund’s assets allocated during the reporting period and why?

The Fund’s allocations are driven by quantitative rules-based processes that determine the weights across the various hedge fund strategies represented in the Fund as well as the weights of the assets within these strategies.

During the reporting period, the Fund mostly maintained positive, or long, allocations to the following hedge fund strategies: Long/Short Equity, Equity Market Neutral, Event Driven and Global Macro. The Fund was mostly split during the reporting period between long and short allocations to the following hedge fund strategies: Fixed Income Arbitrage and Emerging Markets. These allocations are driven by a quantitative rules-based process that overweights strategies with high price momentum, high correlation to the broad hedge fund universe and low total variance. The Fund underweights strategies with the opposite characteristics.

At the asset class level, the Fund was net long in bonds, particularly short-term U.S. Treasury securities and investment grade corporate bonds, though was short high yield corporate bonds. The Fund was also net long equities, particularly U.S. large-cap value equities and international equities, though was short Asia ex-Japan, U.S. small-cap value and emerging markets equities. The Fund was net short currencies, especially the U.S. dollar, Japanese yen and euro, and was net short real estate during the reporting period.

1	See page 8 for more information on this index.

Management’s Discussion of Fund Performance (unaudited)(continued)

How did the Fund’s allocations change over the course of the reporting period?

Based on our quantitative rules-based processes and via shifts in its underlying ETF positions, the Fund’s total bond exposure fluctuated around its mean weight, peaking at the end of the 2016 calendar year before reverting downward. The Fund’s allocation to investment grade bonds was counter-cyclical within the asset class.

The Fund’s equity allocation, implemented via underlying ETFs, ranged from a minimum allocation of 16% of Fund assets to a maximum allocation of just under 28% of Fund assets, with allocations across global equities shifting throughout the reporting period. The Fund’s equity allocation was primarily held in U.S. large-cap value, U.S. small-cap growth and international equities. The Fund was predominantly short in U.S. small-cap value, Asia ex-Japan and emerging markets equities during the reporting period.

The Fund’s aggregate currency position remained short, with the Japanese yen negative for all but one month of the reporting period. The Fund’s net real estate position, via underlying ETFs, was negative throughout.

During the reporting period, which underlying ETFs had the highest total returns and which underlying ETFs had the lowest total returns?

In terms of total return, the best-performing underlying ETFs in the Fund were Technology Select Sector SPDR Fund (XLK) and iShares MSCI Brazil Capped ETF (EWZ). During the reporting period, iPath S&P 500 VIX Short-Term Futures ETN Class A (VXX) and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (EMLC) recorded the lowest total returns.

Which underlying ETFs were the strongest positive contributors to the Fund’s performance and which underlying ETFs were particularly weak?

On the basis of impact, which takes weightings and total returns into consideration, the underlying ETFs that made the greatest positive contributions to the Fund’s performance during the reporting period were SPDR Bloomberg Barclays Convertible Securities ETF (CWB) and iShares iBoxx $ Investment Grade Corporate Bond ETF (LQD). The weakest contributors were iPath S&P 500 VIX Short-Term Futures ETN Class A (VXX) and Vanguard FTSE Emerging Markets ETF (VWO).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)(continued)

Hypothetical Growth of a $10,000 Investment (Since Inception through 4/30/17)

Fund Performance History

IQ Hedge Multi-Strategy Plus Fund (as of 4/30/17)

	1 Year	3 Year	5 Year	Since Inception
	Average Annual	Average Annual	Average Annual	Average Annual	Cumulative
IQ Hedge Multi-Strategy Plus Fund — Class A Shares[1]	(0.82)%	(0.67)%	1.53%	1.92%	18.11%
IQ Hedge Multi-Strategy Plus Fund — Class I Shares[1]	(0.30)%	(0.20)%	1.99%	2.31%	22.38%
IQ Hedge Multi-Strategy Plus Index	2.16%	2.04%	3.93%	4.52%	47.77%
HFRI Fund of Funds Composite Index	5.68%	2.01%	3.28%	0.92%	8.44%
S&P 500 Index	17.17%	9.78%	12.95%	8.96%	113.33%

1	Fund Inception Date: 06/30/2008. For performance reporting purposes, the inception date for the Class A and Class I shares is the Fund Inception Date.

Fund Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period 11/01/16 to 04/30/17” to estimate the expenses you paid on your account during this period. The Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/01/2016	Ending Account Value 04/30/17	Annualized Expense Ratios for the Period 11/01/16 to 04/30/17	Expenses Paid During the Period 11/01/16 to 04/30/17†
Class A Shares
Actual	$1,000.00	$1,005.20	1.90%	$9.45
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,015.37	1.90%	$9.49
Class I Shares
Actual	$1,000.00	$1,007.20	1.48%	$7.37
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,017.46	1.48%	$7.40

†	Expenses are calculated using each Class’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 181/365 (to reflect the one-half year period).

Portfolio Summary
April 30, 2017

PORTFOLIO STATISTICS
Net Assets ($ mil): $81.7

Investments	% of Net Assets
Floating Rate Funds	16.3%
Investment Grade Corporate Bond Funds	11.6
Convertible Bonds Fund	8.8
Money Market Fund	8.1
U.S. Short Term Treasury Bond Funds	7.0
Europe Equity Fund	5.5
Treasury Inflation-Protected Securities Funds	5.4
Mortgage Backed Securities Funds	5.0
U.S. Multi Cap Funds	4.9
U.S. Medium Term Treasury Bond Fund	4.5
Japan Equity Fund	4.2
BRIC Equity Funds	3.9
International Bond Funds	3.8
U.S. Large Cap Core Funds	3.7
Emerging Small Cap Equity Fund	2.5
U.S. Dollar Fund	2.4
U.S. Low Volatility Funds	1.8
Euro Fund	1.7
U.S. Small Cap Growth Funds	1.6
U.S. Large Cap Value Funds	1.4
Asia ex Japan Equity Funds	1.0
British Pound Fund	0.8
Municipal Bond Fund	0.5
Silver Fund	0.3
U.S. REITS Funds	0.3
U.S. Small Cap Value Funds	0.2
Gold Fund	0.2
Broad Funds	0.1
International Equity Core Funds	0.1
Total Investments	107.6
Other Assets and Liabilities, Net	(7.6)
Net Assets	100.0%

Schedule of Investments
April 30, 2017

	Shares	Value
Exchange Traded Notes — 0.0%(a)
Broad Fund — 0.0%(a)
iPath Bloomberg Commodity Index Total Return ETN* (Cost $25,849)	1,095	$25,273

Investment Companies — 99.5%

Asia ex Japan Equity Funds — 1.0%
iShares MSCI All Country Asia ex Japan ETF(b)	4,069	261,270
iShares MSCI Pacific ex Japan ETF	5,422	243,014
Vanguard FTSE Pacific ETF	5,064	322,881
Total Asia ex Japan Equity Funds		827,165

BRIC Equity Funds — 3.9%
iShares China Large-Cap ETF(b)	41,395	1,594,950
iShares MSCI China ETF	22,551	1,153,709
SPDR S&P China ETF	5,149	431,383
Total BRIC Equity Funds		3,180,042

British Pound Fund — 0.8%
CurrencyShares British Pound Sterling Trust*	5,293	667,924

Broad Fund — 0.1%
PowerShares DB Commodity Index Tracking Fund*	4,207	62,264

Convertible Bonds Fund — 8.8%
SPDR Bloomberg Barclays Convertible Securities ETF(b)(c)	148,219	7,227,158

Emerging Small Cap Equity Fund — 2.5%
SPDR S&P Emerging Markets SmallCap ETF	44,238	2,042,468

Euro Fund — 1.7%
CurrencyShares Euro Trust*(b)	13,398	1,413,757

Europe Equity Fund — 5.5%
Deutsche X-trackers MSCI Europe Hedged Equity ETF(b)	164,861	4,535,326

Floating Rate Funds — 16.3%
iShares Floating Rate Bond ETF	80,323	4,085,228
PowerShares Senior Loan Portfolio(c)	340,193	7,919,693
SPDR Blackstone/GSO Senior Loan ETF	27,421	1,303,320
Total Floating Rate Funds		13,308,241

Gold Fund — 0.2%
PowerShares DB Gold Fund*	3,096	125,760

International Bond Funds — 3.8%
iShares J.P. Morgan USD Emerging Markets Bond ETF	12,540	1,444,608
PowerShares Emerging Markets Sovereign Debt Portfolio	20,018	590,131
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	54,611	1,019,587
WisdomTree Emerging Markets Local Debt Fund	2,200	83,050
Total International Bond Funds		3,137,376

International Equity Core Funds — 0.1%
iShares Core MSCI EAFE ETF	430	25,594
Vanguard FTSE Developed Markets ETF(b)	1,426	57,282
Total International Equity Core Funds		82,876

	Shares	Value
Investment Companies (continued)

Investment Grade Corporate Bond Funds — 11.6%
iShares iBoxx $ Investment Grade Corporate Bond ETF(c)	7,673	$913,011
iShares U.S. Credit Bond ETF	207	22,919
Vanguard Short-Term Corporate Bond ETF(c)	106,473	8,509,322
Total Investment Grade Corporate Bond Funds		9,445,252

Japan Equity Fund — 4.2%
Deutsche X-trackers MSCI Japan Hedged Equity ETF(c)	89,875	3,396,376

Mortgage Backed Securities Funds — 5.0%
iShares MBS ETF	28,191	3,016,155
Vanguard Mortgage-Backed Securities ETF	20,607	1,086,401
Total Mortgage Backed Securities Funds		4,102,556

Municipal Bond Fund — 0.5%
VanEck Vectors High-Yield Municipal Index ETF	13,999	429,209

Silver Fund — 0.3%
iShares Silver Trust*(b)	15,438	251,639

Treasury Inflation-Protected Securities Funds — 5.4%
iShares 0-5 Year TIPS Bond ETF	9,320	943,836
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	16,783	883,122
Vanguard Short-Term Inflation-Protected Securities ETF	53,143	2,628,453
Total Treasury Inflation-Protected Securities Funds		4,455,411

U.S. Dollar Fund — 2.4%
PowerShares DB U.S. Dollar Index Bullish Fund*	77,361	1,978,121

U.S. Large Cap Core Funds — 3.7%
Energy Select Sector SPDR Fund(b)	12,776	866,724
Materials Select Sector SPDR Fund(b)	25,900	1,374,513
PowerShares KBW Bank Portfolio(b)	3,313	155,976
SPDR S&P Bank ETF	14,747	628,517
Total U.S. Large Cap Core Funds		3,025,730

U.S. Large Cap Value Funds — 1.4%
Guggenheim S&P 500 Pure Value ETF	238	14,011
iShares Russell 1000 Value ETF(c)	4,342	498,114
iShares S&P 500 Value ETF	1,791	186,157
Vanguard Value ETF(c)	4,313	411,201
Total U.S. Large Cap Value Funds		1,109,483

U.S. Low Volatility Funds — 1.8%
iShares Edge MSCI Min Vol USA ETF	19,588	947,864
PowerShares S&P 500 Low Volatility Portfolio	11,305	495,611
Total U.S. Low Volatility Funds		1,443,475

U.S. Medium Term Treasury Bond Fund — 4.5%
iShares 3-7 Year Treasury Bond ETF	29,613	3,663,720

See notes to financial statements.

Schedule of Investments (continued)
April 30, 2017

	Shares	Value
Investment Companies (continued)

U.S. Multi Cap Funds — 4.9%
Schwab U.S. Broad Market ETF	7,100	$409,173
Vanguard Total Stock Market ETF(c)	29,655	3,636,000
Total U.S. Multi Cap Funds		4,045,173

U.S. REITS Funds — 0.3%
iShares U.S. Real Estate ETF	297	23,442
SPDR Dow Jones REIT ETF	169	15,563
Vanguard REIT ETF	2,043	169,140
Total U.S. REITS Funds		208,145

U.S. Short Term Treasury Bond Funds — 7.0%
iShares Short Treasury Bond ETF	8,792	969,670
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	8,247	377,135
Vanguard Short-Term Bond ETF(b)	54,567	4,362,086
Total U.S. Short Term Treasury Bond Funds		5,708,891

U.S. Small Cap Growth Funds — 1.6%
iShares Russell 2000 Growth ETF(b)	3,362	553,755
iShares S&P Small-Cap 600 Growth ETF	2,034	315,270
Vanguard Small-Cap Growth ETF(b)	3,039	433,301
Total U.S. Small Cap Growth Funds		1,302,326

U.S. Small Cap Value Funds — 0.2%
iShares Russell 2000 Value ETF	474	56,216
iShares S&P Small-Cap 600 Value ETF(b)	224	31,217
Vanguard Small-Cap Value ETF(b)	578	71,296
Total U.S. Small Cap Value Funds		158,729

Total Investment Companies
(Cost $80,090,089)		81,334,593
Investment of Cash Collateral For Securities Loaned — 8.1%
Money Market Fund — 8.1%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.69%(d)
(Cost $6,654,845)	6,654,845	6,654,845
Total Investments — 107.6%
(Cost $86,770,783)		88,014,711
Other Assets and Liabilities, Net — (7.6)%		(6,286,283)
Net Assets — 100.0%		$81,728,428

*	Non-income producing securities.
(a)	Less than 0.05%.
(b)	All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $6,480,775; total market value of collateral held by the Fund was $6,654,845.
(c)	All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $27,903,639.
(d)	Reflects the 1-day yield at April 30, 2017.

See notes to financial statements.

Schedule of Investments (continued)
April 30, 2017

Total Return Swap contracts outstanding at April 30, 2017:
Total Return Benchmark	Counterparties	Annual Financing Rate Received (Paid)%	Expiration Date	Notional Amount Long (Short)	Unrealized Appreciation (Depreciation)[e]
CurrencyShares Australian Dollar Trust	Morgan Stanley	(2.35)	5/21/2018	$ (410,147)	$ —
CurrencyShares Australian Dollar Trust	Bank of America Merrill Lynch	0.50	10/31/2018	(136,691)	—
CurrencyShares British Pound Sterling Trust	Morgan Stanley	1.91	5/21/2018	257,428	—
CurrencyShares British Pound Sterling Trust	Bank of America Merrill Lynch	1.49	10/31/2018	85,809	—
CurrencyShares Euro Trust	Morgan Stanley	1.91	5/21/2018	544,905	—
CurrencyShares Euro Trust	Bank of America Merrill Lynch	1.49	10/31/2018	181,600	—
CurrencyShares Japanese Yen Trust	Morgan Stanley	(1.35)	5/21/2018	(483,266)	—
CurrencyShares Japanese Yen Trust	Bank of America Merrill Lynch	0.50	8/31/2018	(161,117)	—
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	Morgan Stanley	(1.10)	5/21/2018	(1,022,801)	—
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	Bank of America Merrill Lynch	0.49	10/31/2018	(340,944)	—
Deutsche X-trackers MSCI Europe Hedged Equity ETF	Morgan Stanley	1.91	5/21/2018	1,748,095	—
Deutsche X-trackers MSCI Europe Hedged Equity ETF	Bank of America Merrill Lynch	1.49	10/31/2018	582,689	—
Deutsche X-trackers MSCI Japan Hedged Equity ETF	Morgan Stanley	1.91	5/21/2018	1,309,121	—
Deutsche X-trackers MSCI Japan Hedged Equity ETF	Bank of America Merrill Lynch	1.49	10/31/2018	436,361	—
Energy Select Sector SPDR Fund	Morgan Stanley	1.91	5/21/2018	334,044	—
Energy Select Sector SPDR Fund	Bank of America Merrill Lynch	1.49	10/31/2018	111,325	—
Financial Select Sector SPDR Fund	Morgan Stanley	0.30	5/21/2018	(987,154)	—
Guggenheim S&P 500 Pure Value ETF	Morgan Stanley	1.91	5/21/2018	5,416	—
Guggenheim S&P 500 Pure Value ETF	Bank of America Merrill Lynch	1.49	10/31/2018	1,825	—
Health Care Select Sector SPDR Fund	Morgan Stanley	0.40	5/21/2018	(269,686)	—
iPath Bloomberg Commodity Index Total Return ETN	Morgan Stanley	1.91	5/21/2018	9,740	—
iPath Bloomberg Commodity Index Total Return ETN	Bank of America Merrill Lynch	1.49	10/31/2018	3,254	—
iPATH S&P 500 VIX Short-Term Futures ETN	Morgan Stanley	(2.60)	5/21/2018	(247,725)	—
iPATH S&P 500 VIX Short-Term Futures ETN	Bank of America Merrill Lynch	0.49	10/31/2018	(82,570)	—
iShares 0-5 Year TIPS Bond ETF	Morgan Stanley	1.91	5/21/2018	363,762	—
iShares 0-5 Year TIPS Bond ETF	Bank of America Merrill Lynch	1.49	10/31/2018	121,220	—
iShares 3-7 Year Treasury Bond ETF	Morgan Stanley	1.91	5/21/2018	1,412,140	—
iShares 3-7 Year Treasury Bond ETF	Bank of America Merrill Lynch	1.49	10/31/2018	470,755	—
iShares China Large-Cap ETF	Morgan Stanley	1.91	5/21/2018	819,687	—
iShares Core MSCI EAFE ETF	Morgan Stanley	1.91	5/21/2018	9,880	—
iShares Core MSCI EAFE ETF	Bank of America Merrill Lynch	1.49	10/31/2018	3,274	—
iShares Core MSCI Emerging Markets ETF	Morgan Stanley	(0.10)	5/21/2018	(16,899)	—
iShares Core MSCI Emerging Markets ETF	Bank of America Merrill Lynch	0.49	10/31/2018	(5,649)	—
iShares Edge MSCI Min Vol Emerging Markets ETF	Morgan Stanley	(0.90)	5/21/2018	(2,108,552)	—
iShares Edge MSCI Min Vol Emerging Markets ETF	Bank of America Merrill Lynch	0.49	10/31/2018	(702,851)	—
iShares Edge MSCI Min Vol USA ETF	Morgan Stanley	1.91	5/21/2018	365,345	—
iShares Edge MSCI Min Vol USA ETF	Bank of America Merrill Lynch	1.49	10/31/2018	121,798	—
iShares Europe ETF	Morgan Stanley	(3.25)	5/21/2018	(131,177)	—
iShares Europe ETF	Bank of America Merrill Lynch	0.49	10/31/2018	(43,740)	—
iShares Floating Rate Bond ETF	Morgan Stanley	1.91	5/21/2018	1,574,626	—
iShares Floating Rate Bond ETF	Bank of America Merrill Lynch	1.49	10/31/2018	524,875	—

See notes to financial statements.

Schedule of Investments (continued)
April 30, 2017

Total Return Swap contracts outstanding at April 30, 2017 (continued):

Total Return Benchmark	Counterparties	Annual Financing Rate Received (Paid)%	Expiration Date	Notional Amount Long (Short)	Unrealized Appreciation (Depreciation)[e]
iShares iBoxx $ High Yield Corporate Bond ETF	Morgan Stanley	(1.52)	5/21/2018	$ (739,151)	$ —
iShares iBoxx $ High Yield Corporate Bond ETF	Bank of America Merrill Lynch	0.50	6/29/2018 – 7/31/2018	(246,384)	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	Morgan Stanley	1.91	5/21/2018	351,853	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	Bank of America Merrill Lynch	1.50	7/31/2018 – 9/28/2018	117,324	—
iShares JP Morgan USD Emerging Markets Bond ETF	Morgan Stanley	1.91	5/21/2018	556,762	—
iShares JP Morgan USD Emerging Markets Bond ETF	Bank of America Merrill Lynch	1.49	10/31/2018	185,587	—
iShares MBS ETF	Morgan Stanley	1.91	5/21/2018	1,162,553	—
iShares MBS ETF	Bank of America Merrill Lynch	1.49	10/31/2018	387,518	—
iShares MSCI All Country Asia ex Japan ETF	Morgan Stanley	1.91	5/21/2018	100,681	—
iShares MSCI All Country Asia ex Japan ETF	Bank of America Merrill Lynch	1.49	10/31/2018	33,582	—
iShares MSCI China ETF	Morgan Stanley	1.91	5/21/2018	592,893	—
iShares MSCI EAFE Small-Cap ETF	Morgan Stanley	(2.35)	5/21/2018	(107,819)	—
iShares MSCI EAFE Small-Cap ETF	Bank of America Merrill Lynch	0.49	10/31/2018	(35,940)	—
iShares MSCI Eurozone ETF	Morgan Stanley	0.15	5/21/2018	(482,966)	—
iShares MSCI Eurozone ETF	Bank of America Merrill Lynch	0.49	10/31/2018	(161,002)	—
iShares MSCI Japan ETF	Morgan Stanley	0.41	5/21/2018	(2,295,324)	—
iShares MSCI Japan ETF	Bank of America Merrill Lynch	0.49	10/31/2018	(765,091)	—
iShares MSCI Pacific ex Japan ETF	Morgan Stanley	1.91	5/21/2018	93,674	—
iShares MSCI Pacific ex Japan ETF	Bank of America Merrill Lynch	1.49	10/31/2018	31,240	—
iShares Russell 1000 Growth ETF	Morgan Stanley	(0.48)	5/21/2018	(1,046,854)	—
iShares Russell 1000 Growth ETF	Bank of America Merrill Lynch	0.49	10/31/2018	(348,990)	—
iShares Russell 1000 Value ETF	Morgan Stanley	1.91	5/21/2018	192,041	—
iShares Russell 1000 Value ETF	Bank of America Merrill Lynch	1.50	7/31/2018 – 8/31/2018	64,014	—
iShares Russell 2000 ETF	Morgan Stanley	(0.10)	5/21/2018	(797,926)	—
iShares Russell 2000 ETF	Bank of America Merrill Lynch	0.49	10/31/2018	(266,022)	—
iShares Russell 2000 Growth ETF	Morgan Stanley	1.91	5/21/2018	213,464	—
iShares Russell 2000 Growth ETF	Bank of America Merrill Lynch	1.50	7/31/2018 – 9/28/2018	71,155	—
iShares Russell 2000 Value ETF	Morgan Stanley	1.91	5/21/2018	21,704	—
iShares Russell 2000 Value ETF	Bank of America Merrill Lynch	1.49	10/31/2018	7,235	—
iShares S&P 500 Growth ETF	Morgan Stanley	(1.60)	5/21/2018	(502,644)	—
iShares S&P 500 Growth ETF	Bank of America Merrill Lynch	0.49	10/31/2018	(167,503)	—
iShares S&P 500 Value ETF	Morgan Stanley	1.91	5/21/2018	71,719	—
iShares S&P 500 Value ETF	Bank of America Merrill Lynch	1.50	7/31/2018 – 8/31/2018	23,906	—
iShares S&P Small-Cap 600 Growth ETF	Morgan Stanley	1.91	5/21/2018	121,520	—
iShares S&P Small-Cap 600 Growth ETF	Bank of America Merrill Lynch	1.50	7/31/2018 – 9/28/2018	40,455	—
iShares S&P Small-Cap 600 Value ETF	Morgan Stanley	1.91	5/21/2018	11,985	—
iShares S&P Small-Cap 600 Value ETF	Bank of America Merrill Lynch	1.49	9/28/2018	4,041	—
iShares Short Treasury Bond ETF	Morgan Stanley	1.91	5/21/2018	373,773	—
iShares Short Treasury Bond ETF	Bank of America Merrill Lynch	1.50	5/31/2018 – 9/28/2018	124,628	—
iShares Silver Trust	Morgan Stanley	1.91	5/21/2018	96,985	—
iShares Silver Trust	Bank of America Merrill Lynch	1.50	7/31/2018 – 8/31/2018	32,323	—
iShares U.S. Credit Bond ETF	Morgan Stanley	1.91	5/21/2018	8,858	—
iShares U.S. Credit Bond ETF	Bank of America Merrill Lynch	1.50	7/31/2018	2,989	—
iShares U.S. Preferred Stock ETF	Morgan Stanley	(1.60)	5/21/2018	(773,022)	—
iShares U.S. Preferred Stock ETF	Bank of America Merrill Lynch	0.49	10/31/2018	(257,661)	—
iShares U.S. Real Estate ETF	Morgan Stanley	1.91	5/21/2018	9,077	—
iShares U.S. Real Estate ETF	Bank of America Merrill Lynch	1.49	10/31/2018	2,999	—
Materials Select Sector SPDR Fund	Morgan Stanley	1.91	5/21/2018	529,798	—
Materials Select Sector SPDR Fund	Bank of America Merrill Lynch	1.49	10/31/2018	176,617	—
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	Morgan Stanley	1.91	5/21/2018	340,399	—
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	Bank of America Merrill Lynch	1.49	10/31/2018	113,449	—

See notes to financial statements.

Schedule of Investments (continued)
April 30, 2017

Total Return Swap contracts outstanding at April 30, 2017 (continued):

Total Return Benchmark	Counterparties	Annual Financing Rate Received (Paid)%	Expiration Date	Notional Amount Long (Short)	Unrealized Appreciation (Depreciation)[e]
PowerShares DB Commodity Index Tracking Fund	Morgan Stanley	1.91	5/21/2018	$ 23,991	$ —
PowerShares DB Commodity Index Tracking Fund	Bank of America Merrill Lynch	1.49	10/31/2018	7,992	—
PowerShares DB Gold Fund	Morgan Stanley	1.91	5/21/2018	48,460	—
PowerShares DB Gold Fund	Bank of America Merrill Lynch	1.49	10/31/2018	16,167	—
PowerShares DB U.S. Dollar Index Bullish Fund	Morgan Stanley	1.91	5/21/2018	762,446	—
PowerShares DB U.S. Dollar Index Bullish Fund	Bank of America Merrill Lynch	1.49	10/31/2018	254,140	—
PowerShares Emerging Markets Sovereign Debt Portfolio	Morgan Stanley	1.91	5/21/2018	227,468	—
PowerShares Emerging Markets Sovereign Debt Portfolio	Bank of America Merrill Lynch	1.49	10/31/2018	75,823	—
PowerShares KBW Bank Portfolio	Morgan Stanley	1.91	5/21/2018	60,121	—
PowerShares KBW Bank Portfolio	Bank of America Merrill Lynch	1.49	10/31/2018	20,056	—
PowerShares S&P 500 Low Volatility Portfolio	Morgan Stanley	1.91	5/21/2018	191,055	—
PowerShares S&P 500 Low Volatility Portfolio	Bank of America Merrill Lynch	1.49	10/31/2018	63,700	—
PowerShares Senior Loan Portfolio	Morgan Stanley	1.91	5/21/2018	3,052,590	—
PowerShares Senior Loan Portfolio	Bank of America Merrill Lynch	1.50	3/29/2018 – 10/31/2018	1,017,522	—
Schwab U.S. Broad Market ETF	Morgan Stanley	1.91	5/21/2018	157,733	—
Schwab U.S. Broad Market ETF	Bank of America Merrill Lynch	1.49	10/31/2018	52,559	—
Schwab U.S. Small-Cap ETF	Morgan Stanley	0.41	5/21/2018	(108,123)	—
Schwab U.S. Small-Cap ETF	Bank of America Merrill Lynch	0.49	10/31/2018	(36,062)	—
SPDR Blackstone / GSO Senior Loan ETF	Morgan Stanley	1.91	5/21/2018	502,345	—
SPDR Blackstone / GSO Senior Loan ETF	Bank of America Merrill Lynch	1.50	3/29/2018 – 10/31/2018	167,448	—
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	Morgan Stanley	1.91	5/21/2018	145,376	—
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	Bank of America Merrill Lynch	1.50	4/30/2018 – 9/28/2018	48,474	—
SPDR Bloomberg Barclays Convertible Securities ETF	Morgan Stanley	1.91	5/21/2018	2,785,659	—
SPDR Bloomberg Barclays Convertible Securities ETF	Bank of America Merrill Lynch	1.50	6/29/2018 – 9/28/2018	928,537	—
SPDR Bloomberg Barclays High Yield Bond ETF	Morgan Stanley	0.51	5/21/2018	(454,928)	—
SPDR Bloomberg Barclays High Yield Bond ETF	Bank of America Merrill Lynch	0.50	6/29/2018 – 7/31/2018	(151,643)	—
SPDR Dow Jones International Real Estate ETF	Morgan Stanley	(1.10)	5/21/2018	(1,292,737)	—
SPDR Dow Jones International Real Estate ETF	Bank of America Merrill Lynch	0.49	10/31/2018	(430,899)	—
SPDR Dow Jones REIT ETF	Morgan Stanley	1.91	5/21/2018	5,986	—
SPDR Dow Jones REIT ETF	Bank of America Merrill Lynch	1.49	10/31/2018	2,026	—
SPDR S&P Bank ETF	Morgan Stanley	1.91	5/21/2018	242,252	—
SPDR S&P Bank ETF	Bank of America Merrill Lynch	1.49	10/31/2018	80,765	—
SPDR S&P China ETF	Morgan Stanley	1.91	5/21/2018	221,682	—
SPDR S&P Emerging Markets SmallCap ETF	Morgan Stanley	1.91	5/21/2018	787,245	—
SPDR S&P Emerging Markets SmallCap ETF	Bank of America Merrill Lynch	1.49	10/31/2018	262,430	—
SPDR S&P International Small Cap ETF	Morgan Stanley	(3.10)	5/21/2018	(11,224)	—
SPDR S&P International Small Cap ETF	Bank of America Merrill Lynch	0.49	10/31/2018	(3,731)	—
Technology Select Sector SPDR Fund	Morgan Stanley	0.25	5/21/2018	(336,721)	—
VanEck Vectors High-Yield Municipal Index ETF	Morgan Stanley	1.91	5/21/2018	165,441	—

See notes to financial statements.

Schedule of Investments (continued)
April 30, 2017

Total Return Swap contracts outstanding at April 30, 2017 (continued):

Total Return Benchmark	Counterparties	Annual Financing Rate Received (Paid)%	Expiration Date	Notional Amount Long (Short)	Unrealized Appreciation (Depreciation)[e]
VanEck Vectors High-Yield Municipal Index ETF	Bank of America Merrill Lynch	1.49	10/31/2018	$55,157	$ —
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	Morgan Stanley	1.91	5/21/2018	392,985	—
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	Bank of America Merrill Lynch	1.49	10/31/2018	130,989	—
Vanguard FTSE All World ex-U.S. Small-Cap ETF	Morgan Stanley	(3.60)	5/21/2018	(46,517)	—
Vanguard FTSE All World ex-U.S. Small-Cap ETF	Bank of America Merrill Lynch	0.49	10/31/2018	(15,506)	—
Vanguard FTSE Developed Markets ETF	Morgan Stanley	1.91	5/21/2018	22,094	—
Vanguard FTSE Developed Markets ETF	Bank of America Merrill Lynch	1.50	7/31/2018 – 9/28/2018	7,351	—
Vanguard FTSE Emerging Markets ETF	Morgan Stanley	(0.11)	5/21/2018	(32,070)	—
Vanguard FTSE Emerging Markets ETF	Bank of America Merrill Lynch	0.50	7/31/2018 – 9/28/2018	(10,690)	—
Vanguard FTSE Europe ETF	Morgan Stanley	0.15	5/21/2018	(607,651)	—
Vanguard FTSE Europe ETF	Bank of America Merrill Lynch	0.49	10/31/2018	(202,532)	—
Vanguard FTSE Pacific ETF	Morgan Stanley	1.91	5/21/2018	124,460	—
Vanguard FTSE Pacific ETF	Bank of America Merrill Lynch	1.49	10/31/2018	41,508	—
Vanguard Growth ETF	Morgan Stanley	(0.60)	5/21/2018	(779,803)	—
Vanguard Growth ETF	Bank of America Merrill Lynch	0.49	10/31/2018	(259,934)	—
Vanguard Mortgage-Backed Securities ETF	Morgan Stanley	1.91	5/21/2018	418,755	—
Vanguard Mortgage-Backed Securities ETF	Bank of America Merrill Lynch	1.49	10/31/2018	139,603	—
Vanguard REIT ETF	Morgan Stanley	1.91	5/21/2018	65,239	—
Vanguard REIT ETF	Bank of America Merrill Lynch	1.49	10/31/2018	21,774	—
Vanguard Short-Term Bond ETF	Morgan Stanley	1.91	5/21/2018	1,681,298	—
Vanguard Short-Term Bond ETF	Bank of America Merrill Lynch	1.50	5/31/2018 – 9/28/2018	560,459	—
Vanguard Short-Term Corporate Bond ETF	Morgan Stanley	1.91	5/21/2018	4,371,065	—
Vanguard Short-Term Inflation-Protected Securities ETF	Morgan Stanley	1.91	5/21/2018	1,013,139	—
Vanguard Short-Term Inflation-Protected Securities ETF	Bank of America Merrill Lynch	1.49	10/31/2018	337,713	—
Vanguard Small-Cap ETF	Morgan Stanley	(0.60)	5/21/2018	(373,419)	—
Vanguard Small-Cap ETF	Bank of America Merrill Lynch	0.49	10/31/2018	(124,473)	—
Vanguard Small-Cap Growth ETF	Morgan Stanley	1.91	5/21/2018	166,961	—
Vanguard Small-Cap Growth ETF	Bank of America Merrill Lynch	1.50	7/31/2018 – 9/28/2018	55,606	—
Vanguard Small-Cap Value ETF	Morgan Stanley	1.91	5/21/2018	27,507	—
Vanguard Small-Cap Value ETF	Bank of America Merrill Lynch	1.49	10/31/2018	9,128	—
Vanguard Total Stock Market ETF	Morgan Stanley	1.91	5/21/2018	1,401,432	—
Vanguard Total Stock Market ETF	Bank of America Merrill Lynch	1.49	10/31/2018	467,144	—
Vanguard Value ETF	Morgan Stanley	1.91	5/21/2018	158,455	—
Vanguard Value ETF	Bank of America Merrill Lynch	1.50	7/31/2018 – 8/31/2018	52,818	—
WisdomTree Emerging Markets Local Debt Fund	Morgan Stanley	1.91	5/21/2018	32,012	—
WisdomTree Emerging Markets Local Debt Fund	Bank of America Merrill Lynch	1.49	10/31/2018	10,683	—
Net Unrealized Appreciation (Depreciation)					$ —

The total value of securities segregated as collateral for swap contracts with counterparty Morgan Stanley amounted to $20,890,787 and with Bank of America Merrill Lynch amounted to $7,012,852 at April 30, 2017.

Morgan Stanley and Bank of America Merrill Lynch act as the counterparties to the total return swap contracts listed above. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark, and the agreed-upon financing rate.

(e)	Reflects a reset date of April 30, 2017.

See notes to financial statements.

Schedule of Investments (continued)
April 30, 2017

The following is a summary of inputs used to value the Fund’s investments as of April 30, 2017. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Investments in Securities:(f)
Exchange Traded Notes	$25,273	$—	$—	$25,273
Investment Companies	81,334,593	—	—	81,334,593
Investment of Cash Collateral for Securities Loaned:
Money Market Fund	6,654,845	—	—	6,654,845
Total Investments in Securities	$88,014,711	$—	$—	$88,014,711
Other Financial Instruments:(g)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$88,014,711	$—	$—	$88,014,711

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Other Financial Instruments:(g)
Swap Contracts	$—	$—	$—	$—
Total Other Financial Instruments	$—	$—	$—	$—

(f)	For a complete listing of investments and their industries, see the Schedule of Investments.
(g)	The value listed for these securities reflects the unrealized appreciation (depreciation) of the instrument.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended April 30, 2017, the Fund did not have any transfers between any levels within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Statement of Assets and Liabilities
April 30, 2017

Assets
Investments, at value, (including securities loaned of $6,480,775) (cost $86,770,783)	$88,014,711
Receivable for investments sold	1,643,787
Due from Broker	345,702
Receivable for capital shares sold	112,346
Prepaid expenses and other receivables	18,929
Total Assets	90,135,475

Liabilities
Collateral for investments on loan	6,654,845
Cash due to custodian	889,911
Due to broker	513,151
Payable for capital shares redeemed	136,600
Advisory fees payable	62,355
Distribution fees payable — Class A	1,046
Payable for investments purchased	446
Trustees fees payable	30
Compliance fees payable	26
Accrued expenses	148,637
Total Liabilities	8,407,047
Net Assets	$81,728,428

Composition of Net Assets
Common stock, at par	$8,333
Paid-in capital in excess of par	85,101,606
Accumulated net investment loss	(160,318)
Accumulated net realized loss	(4,465,121)
Net unrealized appreciation	1,243,928
Net Assets	$81,728,428

NET ASSET VALUE PER SHARE
($0.001 par value common stock, unlimited authorized shares)

Class	Net Assets	Shares Outstanding	Net Asset Value
Class A	$3,721,962	382,433	$9.73
Class I	$78,006,466	7,951,163	$9.81
Maximum Sales Charge Imposed on Class A Purchases (as a percentage of offering price)			5.53%
Maximum Offering Price Per Share — Class A			$10.30

See notes to financial statements.

Statement of Operations
For the Year Ended April 30, 2017

Investment Income
Dividend income		$2,307,730
Securities lending income, net of borrower rebates		93,831
Total Investment Income		2,401,561
Expenses
Advisory fees	$910,098
Transfer agent fees	139,796
Professional fees	124,756
Trustee fees and expenses	89,842
Administration and accounting fees	74,004
Shareholder reporting fees	38,404
Blue sky fees	31,468
Custodian fees	17,922
Distribution fee — Class A	14,765
Registration fees	12,000
Insurance fees	100
Compliance fees	26
Miscellaneous fees	1,897
Total expenses		1,455,078
Reimbursement		(32,314)
Net expenses		1,422,764
Net Investment Income		978,797
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities		3,150,873
Swap transactions		(2,808,261)
Distributions by other investment companies		5,679
Total net realized gain		348,291
Net change in net unrealized appreciation (depreciation) on:
Investment securities		(1,823,731)
Net realized and unrealized (loss)		(1,475,440)
Net Decrease in Net Assets Resulting from Operations		$(496,643)

See notes to financial statements.

Statements of Changes in Net Assets

	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$978,797	$1,224,455
Net realized gain (loss) on investment securities, swap transactions and distributions from investments in other investment companies	348,291	(6,667,526)
Change in net unrealized appreciation/depreciation on investment securities	(1,823,731)	(3,948,476)
Net decrease in net assets resulting from operations	(496,643)	(9,391,547)
Dividends and Distributions to Shareholders from:
Net investment income
Class A	—	(73,080)
Class I	—	(1,567,568)
Total net investment income dividend distributions to shareholders	—	(1,640,648)
Net realized gains
Class A	—	(327,610)
Class I	—	(4,414,570)
Total net realized gain distributions to shareholders	—	(4,742,180)
Capital Share Transactions
Class A
Proceeds from shares sold	2,164,104	6,131,896
Cost of shares redeemed	(6,158,740)	(17,116,006)
Proceeds from distributions reinvested	—	366,499
Net Decrease from capital share transactions — Class A	(3,994,636)	(10,617,611)
Class I
Proceeds from shares sold	26,369,386	30,087,679
Cost of shares redeemed	(51,497,670)	(93,732,511)
Proceeds from distributions reinvested	—	5,501,248
Net Decrease from capital share transactions — Class I	(25,128,284)	(58,143,584)
Total decrease from capital shares transactions	(29,122,920)	(68,761,195)
Total decrease in net assets	(29,619,563)	(84,535,570)
Net Assets
Beginning of year	111,347,991	195,883,561
End of year	$81,728,428	$111,347,991
Accumulated net investment loss included in net assets at the end of the year:	$(160,318)	$(486,555)
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of year	791,327	1,836,804
Shares sold	223,109	585,689
Shares redeemed	(632,003)	(1,669,185)
Shares issued for distributions reinvested	—	38,019
Shares outstanding, end of year	382,433	791,327
Class I
Shares outstanding, beginning of year	10,525,879	16,219,061
Shares sold	2,700,945	2,943,787
Shares redeemed	(5,275,661)	(9,207,046)
Shares issued for distributions reinvested	—	570,077
Shares outstanding, end of year	7,951,163	10,525,879

See notes to financial statements.

Financial Highlights
Selected Data for a Share of Capital Stock Outstanding

	CLASS A
	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Net asset value, beginning of year	$9.81	$10.82	$10.98		$10.52	$10.23
Income from Investment Operations
Net investment income(a)*	0.06	0.03	0.09		0.07	0.11
Net realized and unrealized gain (loss)	(0.14)	(0.59)	0.29		0.50	0.33
Distributions of net realized gains from investment in other investment companies	0.00 (b)	0.01	0.05		0.00 (b)	0.01
Net increase (decrease) resulting from operations	(0.08)	(0.55)	0.43		0.57	0.45
Less distributions from:
Net investment income	—	(0.08)	(0.21)		(0.04)	(0.16)
Net realized gain	—	(0.38)	(0.38)		(0.07)	—
Total distributions to shareholders	—	(0.46)	(0.59)		(0.11)	(0.16)
Capital share transactions:
Redemption fees	—	—	—		0.00 (b)	0.00 (b)
Net asset value, end of year	$9.73	$9.81	$10.82		$10.98	$10.52
Total Return
Total investment return based on net asset value(c)	(0.82)%	(4.99)%	3.99%		5.44%	4.42%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,722	$7,760	$19,882		$32,408	$24,779
Ratio to average net assets of:(d)
Expenses net of reimbursements	1.90%	1.90%	1.55%		1.60%	1.56%
Expenses excluding reimbursements	2.45%	1.90%	1.55%		1.60%	1.56%
Net investment income*	0.63%	0.29%	0.77%		0.63%	1.06%
Portfolio turnover rate	280%	305%	116	%(e)	174%	197%

See footnotes on page 22.

See notes to financial statements.

Financial Highlights (continued)
Selected Data for a Share of Capital Stock Outstanding

	CLASS I
	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Net asset value, beginning of year	$9.84	$10.85	$11.01		$10.55	$10.26
Income from Investment Operations
Net investment income(a)*	0.10	0.09	0.14		0.12	0.14
Net realized and unrealized gain (loss)	(0.13)	(0.60)	0.27		0.50	0.33
Distributions of net realized gains from investment in other investment companies	0.00 (b)	0.01	0.06		0.00 (b)	0.02
Net increase (decrease) resulting from operations	(0.03)	(0.50)	0.47		0.62	0.49
Less distributions from:
Net investment income	—	(0.13)	(0.25)		(0.09)	(0.20)
Net realized gain	—	(0.38)	(0.38)		(0.07)	—
Total distributions to shareholders	—	(0.51)	(0.63)		(0.16)	(0.20)
Capital share transactions:
Redemption fees	—	—	—		0.00 (b)	0.00 (b)
Net asset value, end of year	$9.81	$9.84	$10.85		$11.01	$10.55
Total Return
Total investment return based on net asset value(c)	(0.30)%	(4.50)%	4.39%		5.85%	4.78%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$78,006	$103,588	$176,001		$181,639	$208,386
Ratio to average net assets of:(d)
Expenses net of reimbursements	1.46%	1.38%	1.16%		1.21%	1.18%
Expenses excluding reimbursements	1.46%	1.38%	1.16%		1.21%	1.18%
Net investment income*	1.05%	0.86%	1.28%		1.11%	1.40%
Portfolio turnover rate	280%	305%	116	%(e)	174%	197%

*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.
(a)	Based on average shares outstanding.
(b)	Less than $0.005 per share.
(c)	Total investment return is calculated by assuming a purchase of shares on the first day, reinvestment of all dividends and distributions at net asset value during the period and a sale of shares on the last day of the period reported. The total return would have been lower if certain expenses had not been reimbursed by the advisor.
(d)	The ratio to average net assets do not include net investment income or expenses of other investment companies in which the Fund invests.
(e)	Portfolio turnover rate excludes the value of securities received or delivered as a result of in-kind transactions.

See notes to financial statements.

Notes to Financial Statements
April 30, 2017

1. ORGANIZATION

IQ Hedge Multi-Strategy Plus Fund (the “Fund”) is a series of the IndexIQ Trust (the “Trust”) which is a statutory trust organized under Delaware law. The Fund is a non-diversified, open-end, management investment company, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund offers two classes of shares, Class A Shares and Class I Shares. Both classes have equal rights and voting privileges, except in matters affecting a single class.

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the IQ Hedge Multi-Strategy Plus Underlying Index (the “Underlying Index”). The Index seeks to provide superior returns (“alpha”) relative to the Standard & Poor’s 500® Composite Stock Total Return Index (the “S&P 500 Index”) with lower volatility than the S&P 500 Index and correlation to the S&P 500 Index that is similar to the correlation between hedge funds (as measured by broad-based hedge fund indexes) and the S&P 500 Index.

Investors may find the financial statements of any issuer whose securities represent a significant amount of the Fund’s assets on the Securities and Exchange Commission’s website (www.sec.gov).

2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Account Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

Use of Estimates

Management makes certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnification

In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third party service providers that contain a variety of representations and warranties and which may provide general indemnifications.

Investment Valuation

The Net Asset Value (“NAV”) is determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. NAV per share is calculated by dividing the Fund’s net assets by the number of Fund shares outstanding. Securities and investment funds traded on any recognized national or foreign stock exchange are valued at the last close price, or if no close price is available, at the bid price. Securities listed on the NASDAQ Stock Market, Inc. are generally valued at the NASDAQ official closing price. The primary exchanges for the Fund’s foreign equity securities may close for trading at various times prior to the close of regular trading on the NYSE, and the value of such securities used in computing the Fund’s NAV are generally determined as of such time. Securities not listed on a national or foreign stock exchange may be valued on the basis of prices furnished by approved pricing services or at the closing bid price on the over-the-counter market. Price information on exchange-traded funds is taken from the exchange where the security is primarily traded.

Notes to Financial Statements (continued)
April 30, 2017

A swap on an exchange-listed security or securities is valued based on the last reported sale price of the swap’s underlying security or securities on the exchange where the security or securities is primarily traded, or if no sale price is available, at the mid-price of the security or securities underlying the swap on the exchange where the security is primarily traded. A swap on an index is valued based on the publicly available index price. The index price, in turn, is determined by the applicable index calculation agent, which generally values the securities underlying the index at the last reported sale price.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value. Investments in open end regulated investment companies are valued at net asset value.

If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith by the Advisor using procedures adopted by the Board of Trustees (the “Board”). The circumstances in which a security may be fair valued include, among others: the occurrence of events that are significant to a particular issuer, such as mergers, restructurings or defaults; the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or government actions; trading restrictions on securities; thinly traded securities; and market events such as trading halts and early market closings. Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund automatically sweeps uninvested cash balances into a money market fund, the Dreyfus Treasury & Agency Cash Management Institutional Shares. The Dreyfus Treasury & Agency Cash Management Institutional Shares seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. Dreyfus Treasury & Agency Cash Management Institutional Shares has no redemption restriction and is valued at the daily NAV.

Under normal conditions, the Fund invests cash collateral from securities lending activities into Dreyfus Government Cash Management Fund. The Dreyfus Government Cash Management Fund’s investment objective is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. Dreyfus Government Cash Management Fund has no redemption restrictions and is valued at the daily NAV.

Fair Value Measurement

Accounting Standards Codification, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement. Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the following hierarchy:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

Notes to Financial Statements (continued)
April 30, 2017

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. With respect to the valuation of Level 3 securities, IndexIQ Advisors LLC (the “Advisor”) may employ a market-based valuation approach which may use related or comparable securities, recent transactions, market multiples, book values, and other relevant information to determine fair value. The Advisor may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value. The Advisor representatives meet regularly to review and discuss the appropriateness of such fair values using more current information such as, recent security news, recent market transactions, updated corporate action information and/or other macro or security specific events.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

At April 30, 2017, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Schedule of Investments.

Tax Information, Dividends and Distributions to Shareholders and Uncertain Tax Positions

The Fund is treated as a separate entity for federal income tax purposes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Distributions to shareholders are recorded on the ex-dividend date. Therefore, no federal, state and local income tax provisions are required.

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized gains to shareholders. Dividends and/or distributions, if any, are paid to shareholders invested in the Fund on the applicable record date. Dividends paid by the Fund with respect to all classes of shares are calculated in the same manner and at the same time, but dividends on Class A Shares may be lower than dividends on the Class I Shares as a result of the service and/or distribution fees applicable to Class A Shares. Net realized long-term and short-term capital gains, if any, will be distributed by the Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profit for tax purposes are reported as a tax return of capital.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The

Notes to Financial Statements (continued)
April 30, 2017

Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

The Fund has concluded that there is no tax liability resulting from uncertain income tax positions taken or expected to be taken.

Cash Equivalents

Cash equivalents consist of highly liquid investments, with maturities of three months or less when acquired, and are disclosed as Short-Term Investments in the Schedule of Investments.

Security Transactions

Security transactions are recorded as of the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method.

Securities Lending

The Bank of New York Mellon serves as the Fund’s securities lending agent. The Fund may lend portfolio securities to certain creditworthy borrowers, including the Fund’s securities lending agent. It is the Fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high grade debt obligations is maintained at all times. Cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The Fund receives compensation for lending its securities from interest or dividends earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Fund an amount equal to any dividends or interest received on loaned securities. Lending portfolio securities could result in a loss or delay in recovering the Fund’s securities if the borrower defaults.

The Fund’s security lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Fund and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by the Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, the Fund typically receives from a Borrower, collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. Government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, the Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. The lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, the Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower.

In accordance with the Lending Agreement between the Fund and the Bank of New York Mellon, the Fund will be indemnified by the Bank of New York Mellon in the event of a default by a Borrower.

The securities lending income earned by the Fund is disclosed on the Statement of Operations. The value of loaned securities and related collateral are shown on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities.

As of April 30, 2017, the cash collateral consisted of an institutional money market funds for $6,654,845.

Master Netting Arrangements

In order to better define its contractual rights and to secure rights that will help a fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs over-the-counter derivatives (“OTC”), including Forward Contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Generally, the amount of collateral due

Notes to Financial Statements (continued)
April 30, 2017

from or to counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the fund bears the risk of loss from counterparty non-performance.

For financial reporting purposes, the Fund does not offset assets and liabilities subject to master netting arrangements or similar arrangements in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of April 30, 2017, the Fund has transactions subject to enforceable master netting agreements and securities lending transactions.

Total Return Swap contracts are valued at the unrealized appreciation/depreciation of the instrument. Securities segregated as collateral for swap contracts are footnoted within the Fund’s Schedule of Investments and the cash collateral is noted at the end of the Fund’s swap table.

At April 30, 2017 the unrealized appreciation/depreciation for the Fund was zero, reflecting a reset date at year end based on the contractual agreement with Morgan Stanley Capital Services LLC (“Morgan Stanley”) and Bank of America Merrill Lynch (“Merrill Lynch”), the Fund’s counterparties.

As of April 30, 2017, the impact of netting of assets and liabilities and offsetting of collateral pledged or received based on contractual netting provisions in the Lending Agreement are detailed in the following table:

	Assets			Liabilities
Fund	Gross Amounts Presented in Statement of Assets and Liabilities	Collateral Received	Net Amount	Gross Amounts Presented in Statement of Assets and Liabilities	Collateral Pledged	Net Amount
IQ Hedge Multi-Strategy Plus Fund
Securities Lending	$ 6,480,775	$ (6,480,775)[1]	$0	$0	$0	$0

1	The amount of collateral presented is limited such that the net amount cannot be less than zero.

Investment Income and Expenses

Dividend income is recognized on the ex-date. Interest income is accrued daily. Distributions of realized capital gains by (other than class specific expenses) underlying funds are recorded as realized capital gains on the ex-date. The Fund’s investment income, expenses and unrealized and realized gains and losses are allocated daily between share classes based on the net asset value of that class in relation to the net asset value of the Fund. Class level expenses are allocated to the respective class as incurred. The Fund distributes all or substantially all of its net investment income to shareholders in the form of dividends. Net investment income and net capital gains are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code. The expenses of the investment companies in which the Fund invests are not included in the amounts shown as expenses on the Statement of Operations or in the expense ratios included in the financial highlights.

3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

Investment Advisory Agreement

The Advisor serves as the investment advisor to the Fund and is an indirect wholly-owned subsidiary of New York Life Investment Management Holdings LLC. Under an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, the Advisor provides a continuous investment program for the Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Fund, subject to the supervision of the Independent Trustees (“Trustees”). Pursuant to the Advisory Agreement, the Fund pays the Advisor an advisory fee at an annual rate of 0.95% of the Fund’s average daily net assets. Such fee is accrued daily and paid monthly.

The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, dividends paid on short sales, acquired fund fees and expenses, extraordinary expenses, and payments, if any) to not more than 1.65%

Notes to Financial Statements (continued)
April 30, 2017

and 1.90% of the average daily net assets for the Class I Shares and the Class A Shares, respectively, for the Fund for the twelve months ending April 30, 2017. The expense limitation agreement allows the Advisor to recover reimbursements made to the extent that the Fund’s expense ratios fall below the above indicated expense limitation. The amounts that can be recovered are limited to the difference between the actual expense ratio and the amount of the expense limitation in place at that time. Under the terms of the agreement, the Advisor can only recover such amounts for a period of up to three years after the reimbursement. This agreement can be extended year to year thereafter provided such continuance is specifically approved by a majority of the Independent Trustees of the Trust (“Independent Trustees”).

As of April 30, 2017, The Advisor reimbursed expenses for the Class A Shares of $32,314. The amount available for potential future recoupment is $32,314, expiring April 30, 2020.

Distribution Agreement (12b-1 Fees)

NYLIFE Distributors LLC (the “Distributor”) serves as the Fund’s Distributor. The Board has adopted a Distribution Service Agreement (“Distribution Agreement”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Class A Shares and Class I Shares. The Distribution Agreement allows for the payment of services related to the distribution and servicing of shares at a rate of up to 0.25% per annum of the average daily net asset value of the Class A Shares of the Fund.

The Fund was advised by the Distributor that the amount of sales charges retained by the Distributor on sales of Class A Shares was $1,739 for the year ended April 30, 2017. The Distributor retained CDSCs on redemptions of Class A Shares of $0 for the year ended April 30, 2017. There is no sales charge on Class I Shares.

Administrator, Custodian and Accounting Agent

The Bank of New York Mellon (in each capacity, the “Administrator,” “Custodian” or “Accounting Agent”) serves as the Fund’s Administrator, Custodian and Accounting Agent pursuant to the Fund Administration and Accounting Agreement. The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc. serves as the Fund’s transfer agent.

4. CAPITAL SHARE TRANSACTIONS

As of April 30, 2017, there were an unlimited number of common stock shares at $0.001 par value authorized by the Fund. Investors may purchase or redeem Class A and Class I Shares of the Fund at their NAV, based on the next calculation of NAV after the order is placed. Redemption requests are processed at the next NAV on the effective date of redemption.

5. FEDERAL INCOME TAX

At April 30, 2017, the cost of investments (including securities on loan) on a tax basis was as follows:

Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$87,984,963	$143,410	$(113,662)	$29,748

The differences between book and tax basis cost of investments and net unrealized appreciation (depreciation) are primarily attributable to wash sale loss deferrals and nontaxable distributions from regulated investment companies.

At April 30, 2017, the components of undistributed or accumulated earnings/loss on a tax-basis were as follows:

Ordinary Income/(Loss)[1]	Net Capital and Other Gains/(Losses)[2]	Net Unrealized Appreciation	Total Earnings/(Loss)
$ (180,381)	$ (3,230,878)	$29,748	$ (3,381,511)

Notes to Financial Statements (continued)
April 30, 2017

The differences between book and tax basis components of net assets are primarily attributable to wash sale loss deferrals and other book and tax differences.

The tax character of distributions paid from ordinary income during the years ended April 30, 2017 and April 30, 2016 were $0 and $2,403,524 respectively. $0 was distributed from long term capital gains during the fiscal year ended April 30, 2017 and $3,979,304 long term capital gains were distributed for the fiscal year ended April 30, 2016.

1	Includes late year ordinary losses of $180,381.

At April 30, 2017, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

Undistributed Net Investment Income	Accumulated Capital and Other Gains/(Losses)	Paid-in Capital
$(652,560)	$2,190,799	$(1,538,239)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of swap contracts, pass through investments, and net operating losses.

At April 30, 2017, the Fund had net capital loss carryforwards for Federal income tax purposes which are available for offset against future taxable net capital gains. The amounts were determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until future net capital gains have been realized in excess of the available capital loss carryforwards. These capital loss carryforwards have no expiration.

Short-Term	Long-Term	Utilized on Current Year
$3,230,878	$ —	$428,154

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments) for the year ended April 30, 2017 were $267,417,766 and $298,633,969, respectively.

7. DERIVATIVE FINANCIAL INSTRUMENTS TRANSACTIONS

Swap Transactions

A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the notional positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for total return swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. Such loss could be in excess of the related amounts reflected in the Fund’s Statement of Assets and Liabilities. Total return swaps can give the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. Total return swaps can also be used to replicate an exposure to a short position in an asset class where the Fund has the right to receive the depreciation in value of a specified security, index or other

Notes to Financial Statements (continued)
April 30, 2017

instrument (“inverse swaps”). If the underlying asset in a total return swap declines in value (or increases in value, if an inverse swap) over the term of the swap, the Fund may also be required to pay the dollar value of that decline (or increase, if an inverse swap) to the counterparty.

The value of a total return swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Segregated securities are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of total return swaps, if any, are recorded as unrealized appreciation or depreciation on the Statement of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value at least equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted with the fluctuations of the swap value.

During the year ended April 30, 2017, the Fund utilized swaps to affect long and short exposure to several asset classes, including, among others, real estate, domestic equity, international equity, emerging markets equities, investment grade corporate bonds, high yield corporate bonds, convertible bonds, preferred securities, emerging market-debt, developed markets currencies, broad commodity indices, precious metals, equity market volatility, and U.S. short-term Treasury bonds. In addition, the Fund employed swaps to leverage the Fund’s portfolio by approximately 25%. Both types of exposures affected by the swaps were consistent with the exposures of the Fund’s Underlying Index. The Fund segregates liquid assets, which may include securities, cash or cash equivalents, to cover the Fund’s daily marked-to-market net obligations under outstanding swap agreements.

Pursuant to documentation governing the Fund’s swap transactions between the Fund and its counterparties, Morgan Stanley and Merrill Lynch, the counterparties have the right to terminate the swaps early in the event that the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). In the event of early termination, the counterparties may require the Fund to pay or receive a settlement amount in connection with the terminated swap transaction. As of April 30, 2017, the Fund has not triggered the conditions under such documentation that will give a counterparty the right to call for an early termination. As of such date, the settlement value of these contracts was approximately equal to the fair value of such contracts.

At April 30, 2017, the fair values of open total return swap contracts were zero and therefore no derivative instruments were reflected on the Statement of Assets and Liabilities. As a result of April 30, 2017 being a swap reset date, the swap values reset to zero and the net unrealized appreciation or depreciation settled through cash and is reflected in net realized gain on swap transactions on the statement of operations.

Transactions in derivative instruments reflected on the Statement of Operations during the year ended April 30, 2017, were as follows:

	Equity Risk	Total
Net Realized Loss
Total Return swap contracts	$(2,808,261)	$(2,808,261)
Net Realized Loss	$(2,808,261)	$(2,808,261)

Notes to Financial Statements (continued)
April 30, 2017

For the year ended April 30, 2017, the monthly average notional volume of derivatives was as follows:

Monthly Average Volume
Long
Total Return swap contracts	$34,318,343
Short
Total Return swap contracts	$(58,479,009)

8. INVESTMENT RISKS

The Fund is subject to the principal risks described below, some or all of these risks may adversely affect the Fund’s NAV, yield, total return and ability to meet its investment objective. As with any investment, an investment in the Fund could result in a loss or the performance of the Fund could be inferior to that of other investments.

Fund of Funds Risk

The Fund’s investment performance, because it is a fund of funds, depends on the investment performance of the underlying ETFs in which it invests. An investment in the Fund is subject to the risks associated with the underlying ETFs that comprise the Fund’s Underlying Index. The Fund will indirectly pay a proportional share of the fees, if any, of the underlying ETFs in which it invests.

Exchange Traded Vehicle Risk

Unlike an investment in a mutual fund, the value of the Fund’s investment in ETFs, exchange-traded vehicles (“ETVs”), and exchange-traded notes (“ETNs”) is based on stock market prices and the Fund could lose money due to stock market developments, the failure of an active trading market to develop or exchange trading halts or de-listings. Federal law prohibits the Fund from acquiring investment company shares, including shares of ETFs, in excess of specific thresholds unless exempted by rule, regulation or exemptive order. These prohibitions may prevent the Fund from allocating its investments to ETFs in an optimal manner.

Index Risk

The Underlying Index may not be successful in replicating the performance of its target strategies. There is a risk that hedge fund return data provided by third party hedge fund data providers may be inaccurate or may not accurately reflect hedge fund returns due to survivorship bias, self-reporting bias or other biases. In constructing the underlying strategies of the Index, the Advisor may not be successful in replicating the returns of the hedge fund indexes. In addition, the Index may not achieve its objective of producing superior returns to the S&P 500 Index with lower volatility than the S&P 500 Index and a correlation to the S&P 500 Index that is similar to the correlation between the performance of hedge funds (as measured by broad-based hedge fund indexes) and the S&P 500 Index.

Industry Concentration Risk

The Fund will not invest 25% or more of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent that the Underlying Index is concentrated in a particular industry, the Fund also will be concentrated in that industry. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

Tracking Error Risk

Although the Fund attempts to track the performance of its underlying index, the Fund may not be able to duplicate its exact composition or return for any number of reasons.

Total Return Swap Risk

The Fund intends to use total return swaps in several ways to replicate the performance of the Index. Consequently, the performance of the Fund’s total return swaps will be a significant component of the Fund’s performance. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with

Notes to Financial Statements (continued)
April 30, 2017

the terms of the swap contract. Therefore the Fund considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying instruments.

9. REGULATORY MATTERS

On October 13, 2016 the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

10. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the date of issuance of this report and has determined that there are no other material events that would require disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of IndexIQ Trust and Shareholders of IQ Hedge Multi-Strategy Plus Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IQ Hedge Multi-Strategy Plus Fund (a separate series of IndexIQ Trust, the “Fund”) as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

The financial statements of the Fund as of and for the year ended April 30, 2014 and the financial highlights for each of the years ended on or before April 30, 2014 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated June 27, 2014 expressed an unqualified opinion on those financial statements and financial highlights.

New York, New York
June 27, 2017

Board of Trustees and Officers (unaudited)

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The name, year of birth, address and principal occupations during the past five years for each Trustee and Officer of the Trust is set forth below, along with the other public directorships held by the Trustees.

Independent Trustees

Name and Year of Birth[1]	Position(s) Held with Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee During Past 5 Years
Reena Aggarwal 1957	Trustee	Since August 2008	Robert E. McDonough Professor (2003 to present) and Professor of Finance (2000 to 2003), McDonough School of Business, Georgetown University (2000 to present); Co-Chair of Board, Social Innovations and Public Service Fund, Georgetown University (2012 to present); and Director, Brightwood Capital Advisors, L.P. (2013 to present).	21	FBR & Co. (2011 to present)

Michael A. Pignataro 1959	Trustee	Since April 2015	Proprietor, Countless Collectables LLC (online retailer) (2009 to present); Director, Credit Suisse Asset Management (2001 to 2013); and Chief Financial Officer, Credit Suisse Funds (1996 to 2013).	21	The New Ireland Fund, Inc. (closed-end fund) (2015 to present)

Paul D. Schaeffer 1951	Trustee	Since April 2015	President, AlphaHut (dba Aspiring Solution Partners) (financial services consulting) (2013 to present); Managing Director, Forward Management LLC (asset management) (2010 to 2013); and President, Reflow) Management (mutual fund service provider (2008 to 2010).	21	Context Capital Funds (mutual fund trust) (2014 to present); PopTech! (conference operator) (2012 to present)

Interested Trustee

Adam S. Patti[4] 1970	Chairman and Trustee President and Principal Executive Officer	Since November 2008 Since July 2008	Chairman, Trustee, President and Principal Executive, IndexIQ Trust (2008 to present); Chief Executive Officer, the Advisor (2007 to present); and Chief Executive Officer, IndexIQ (2006 to present).	21	None

Other Officers
Name and Year of Birth[1]	Position(s) Held with Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
Kevin M. Bopp 1969	Chief Compliance Officer	Since January 2017
Chief Compliance Officer, IndexIQ (since January 2017); Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014), MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014).

Matthew V. Curtin 1982	Secretary, Chief Legal Officer	Since June 2015
Legal Counsel, IndexIQ (since June 2015); Chief Compliance Officer, IndexIQ, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (June 2015 to January 2017); Associate General Counsel, New York Life Insurance Company (since February 2015); Associate, Dechert LLP (2007 to 2015).

David L. Fogel 1971	Treasurer, Principal Financial Officer Executive Vice President	Since October 2008 Since June 2011
Treasurer, Principal Financial Officer, IndexIQ Trust (2008 to present); Executive Vice President, IndexIQ Trust (2011 to present); President (2013 to present) and Executive Vice President (2006 to 2013), IndexIQ; and formerly, Chief Compliance Officer, IndexIQ Trust(2008-2015).

1	The address of each Trustee or officer is c/o IndexIQ, 800 Westchester Avenue, Suite S-710, Rye Brook, New York 10573.
2	Trustees and Officers serve until their successors are duly elected and qualified.
3	The Fund is part of a “fund complex” as defined in the 1940 Act. The fund complex includes all open-end funds (including all of their portfolios) advised by the Advisor and any funds that have an investment advisor that is an affiliated person of the Advisor. As of the date of this SAI, the fund complex consists of the Trust’s Fund and the seventeen funds of the IndexIQ ETF Trust advised by the Advisor.
4	Mr. Patti is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with the Advisor.

Board Review of Investment Advisory Agreement (unaudited)

The Board (the members of which are referred to as “Trustees”) of the Trust met in person on March 30, 2017, to consider the continuation, for an additional year, of the Advisory Agreement with respect to the IQ Hedge Multi-Strategy Plus Fund (the “Fund”).

In accordance with Section 15(c) of the Investment Company Act of 1940, as amended (“1940 Act”), the Board requested, reviewed and considered materials furnished by the Advisor relevant to the Board’s consideration of whether to approve the continuation of the Advisory Agreement. In connection with considering approval of the continuation of the Advisory Agreement, the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), met in executive session with counsel to the Trust and counsel to the Independent Trustees, who provided assistance and advice. The consideration of the continuation of the Advisory Agreement was conducted by both the full Board and the Independent Trustees, who also voted separately.

During their review and consideration, the Board and the Independent Trustees focused on and analyzed the factors they deemed relevant, including: (1) the nature, extent and quality of the services provided by the Advisor to the Fund, and the fees to be charged by the Advisor; (2) information concerning the business and operations, compliance program and portfolio management team of the Advisor, (3) the investment performance of the Fund; (4) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Trust, including the Expense Limitation Agreement between the Advisor and the Fund; (5) the extent to which economies of scale would be realized as the Fund grows; (6) any benefits derived or to be derived by the Advisor from the relationship with the Trust; and (7) potential conflicts of interest.

In reviewing such factors, the Board relied on certain information, including (1) a copy of the Advisory Agreement and Expense Limitation Agreement; (2) information describing the Advisor and the services provided thereby; (3) information regarding the compliance program and portfolio management team of the Advisor; (4) copies of the Form ADV for the Advisor; (5) memoranda and guidance from legal counsel to the Independent Trustees on the fiduciary responsibilities of Trustees, including Independent Trustees, in considering advisory and distribution agreements under the 1940 Act; and (6) materials provided by the Advisor in response to a 15(c) request for information from legal counsel to the Independent Trustees. In addition, the Board was provided data comparing the advisory fees and operating expenses (including acquired fund fees and expenses) of the Fund with expenses and performance of other registered investment companies with similar investment objectives and policies. The Trustees also considered their personal experiences as Trustees and participants in the exchange-traded fund and mutual fund industry, as applicable.

In particular, the Trustees including the Independent Trustees, considered and discussed the following with respect to the Fund:

1.	The nature, extent and quality of the facilities and services provided by the Advisor. The Board reviewed the services that the Advisor provides to the Fund. The Board noted the responsibilities that the Advisor has as the Fund’s investment adviser, including overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, monitoring Fund compliance with regulatory requirements and Fund objectives and policies, daily monitoring of the portfolio and tracking error, overseeing Fund service providers, obtaining licenses for use of indexes tracked by the Fund, providing officers for the Fund, ongoing reporting to the Board, and the implementation of Board directives as they relate to the Fund.
The Board reviewed the experience, resources, and strengths of the Advisor in managing the Fund and the IndexIQ ETF Trust’s funds. Based on their consideration and review of the foregoing information, the Board determined that the Fund was likely to continue to benefit from the nature, quality, and extent of these services, as well as the Advisor’s ability to render such services based on its experience, operations, and resources.
2.	Comparison of services provided and fees charged by the Advisor and other investment advisers to similar clients, and the cost of the services provided and profits realized by the Advisor from its relationship with the Fund. The Board then compared both the services rendered and the fees paid pursuant to the Investment Advisory Agreement to contracts of other registered investment advisers providing services to similar mutual

Board Review of Investment Advisory Agreement (unaudited)(continued)

funds. In particular, the Board compared the Fund’s advisory fees and expense ratios (including acquired fund fees and expenses) to other investment companies considered to be in the Fund’s respective peer groups. It was noted that the Advisor has an expense limitation agreement whereby the Advisor reimburses expenses and/or waives fees to keep the expenses of the Investor Class shares (excluding 12b-1 fees, if any) and Institutional Class shares of the Fund from exceeding 1.65% of average daily net assets.
After comparing the Fund’s fees with those of other funds in the Fund’s respective peer group, and in light of the nature, quality, and extent of services provided by the Advisor and the costs incurred by the Advisor in rendering those services, the Board concluded that the level of fees paid to the Advisor with respect to the Fund are fair and reasonable.
3.	The Advisor’s profitability and the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale. The Board discussed with the Advisor the costs and profitability of the Advisor in connection with its serving as investment adviser to the Fund, including operational costs.
4.	Investment performance of the Fund. The Board considered the investment performance of the Fund over various periods. In particular, the Board considered the investment performance of the Fund relative to its stated objectives and the success of the Advisor in reaching such objectives. The Board considered the Fund’s investment performance compared to the benchmark index that the Fund uses for comparison in its prospectus and shareholder reports. The Board also considered the Fund’s investment performance compared to the average of the Fund’s peer group.

Based on the foregoing and such other matters as were deemed relevant, and while no single factor was determinative in the decision, the Independent Trustees concluded that the terms of the Advisory Agreement with the Advisor were reasonable and fair to the Fund and to recommend to the Board the approval of the Advisory Agreement. As a result, the Board determined that the continuation of the Advisory Agreement with the Advisor was in the best interests of the Fund and its shareholders. The Board and the Independent Trustees, voting separately, approved the continuation of the Advisory Agreement for an additional one-year period.

ANNUAL REPORT    |   APRIL 30, 2017

IndexIQ Trust

IQ Hedge
Multi-Strategy Plus Fund

Investment Advisor
IndexIQ Advisors LLC
800 Westchester Avenue, Suite S-710
Rye Brook, NY 10573

Custodian/Fund Administrator
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

Legal Counsel
Arnold & Porter Kaye Scholer LLP
250 West 55th Street
New York, New York 10019

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

Distributor
NYLIFE Distributors LLC
30 Hudson Street
Jersey City, NJ 07302

MEIQH11-06/171740845

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has two audit committee financial experts serving on its audit committee, an “independent” Trustee, Reena Aggarwal and Michael Pignataro. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $58,710 for 2017 and $57,000 for 2016.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2017 and $0 for 2016.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2017 and $0 for 2016.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2017 and $0 for 2016.
(e)(1)	Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

(e)(2)	100% of services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.
(f)	No response required
(g)	The aggregate non-audit fees billed by the principal accountant for services rendered to the registrant’s investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were (i) approximately $5,600,000 for the fiscal year ended April 30, 2017, and (ii) $5,300,000 for the fiscal year ended April 30, 2016.
(h)	The registrant’s Audit Committee has determined that the non-audit services rendered by the principal accountant for the fiscal year ended April 30, 2017 to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of the principal accountant during the relevant time period.

Item 5. Audit Committee of Listed Registrants.

(a)	The Fund has a designated Audit Committee in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and the members of such committee are Reena Aggarwal, Michael Pignataro and Paul Schaeffer.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	IndexIQ Trust

By (Signature and Title)*	/s/ Adam S. Patti
Adam S. Patti
(Principal Executive Officer)

Date	July 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Adam S. Patti
Adam S. Patti
(Principal Executive Officer)

Date	July 7, 2017

By (Signature and Title)*	/s/ David L. Fogel
David L. Fogel
(Principal Financial Officer)

Date	July 7, 2017

* Print the name and title of each signing officer under his or her signature.